TRADE AND OTHER PAYABLES	12 Months Ended
Jun. 30, 2024
Trade and other payables [abstract]
TRADE AND OTHER PAYABLES	TRADE AND OTHER PAYABLES

ACCOUNTING POLICIES
Trade and other payables, excluding Value Added Tax, payroll accruals, accrued leave pay and provision for performance-based incentives, are non-derivative financial liabilities categorised as financial liabilities measured at amortised cost.
These liabilities are initially measured at fair value plus directly attributable transaction costs. Subsequent to initial recognition, they are measured at amortised cost using the effective interest method. The Group derecognises a financial liability when its contractual rights are discharged or cancelled or expire.
Short-term employee benefits are expensed as the related service is provided. A liability is recognised for the amount expected to be paid if the Group has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be estimated reliably.

Amounts in R million	Note	2024	2023

Trade payables and accruals[1]		720.6	525.1
Value Added Tax payable		1.2	0.3
Provision for leave		59.9	56.8
Accrual for short term performance based incentives		99.0	89.8
Payroll creditors		36.7	28.5

		917.4	700.5

Interest relating to trade payables and accruals included in profit or loss		(1.5)	(1.1)

RELATED PARTY BALANCES
Trade payables and accruals include the following amounts payable to related parties:
Sibanye-Stillwater		35.1	16.5
Rand Refinery		1.0	0.3
[1] Included in trade payables and accruals is an amount of R96.2 million (2023: R76.7 million) related to capital projects.
LIQUIDITY RISK
Trade payables and accruals are all expected to be settled within 12 months from reporting date.
    FAIR VALUE OF FINANCIAL INSTRUMENTS
The fair value of trade payables and accruals approximate their carrying value due to their short-term maturities.